Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Agnes Mullady, President and Principal Executive Officer of the GABELLI NEXTSHARES TRUST (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/30/2017	/s/ Agnes Mullady
Agnes Mullady, President and Principal Executive Officer

I, Joseph Egan, Principal Financial Officer and Treasurer of The GABELLI NEXTSHARES TRUST (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/30/2017	/s/ Joseph Egan
Joseph Egan, Principal Financial Officer and Treasurer